Exhibit 10.1


      ASSIGNMENT OF PROMISSORY NOTES, TECHNOLOGY SERVICING
      AGREEMENT, NOTE PURCHASE AGREEMENT, SECURITY INTEREST
             AGREEMENT, AND INTERCREDITOR AGREEMENT


     THIS ASSIGNMENT OF THE PROMISSORY NOTES, THE SECURITY INTEREST AGREEMENT, THE NOTE PURCHASE AGREEMENT, THE TECHNOLOGY SERVICING AGREEMENT AND INTERCREDITOR AGREEMENT ("Assignment") is made effective as of the 5th day of August, 2002, by and between COMPETITIVE TECHNOLOGIES, INC., a Delaware corporation ("Assignor"), in favor of MRM ACQUISITIONS, LLC, a Texas limited liability company ("Assignee").


                           WITNESSETH:

     WHEREAS, Assignor is the owner and holder of those certain
Promissory Notes (the "Notes"), executed by E.L. Specialists, Inc
("Borrower"), which are listed on attached Exhibit "A" and incorporated herein;

     WHEREAS, Borrower has granted Assignor a security interest in intellectual property, general intangibles and certain other collateral (the "Collateral") of Borrower to secure the Notes, pursuant to the Security Interest Agreement (the "Security Agreement") attached hereto as Exhibit "B" and incorporated herein;

     WHEREAS, the Notes and the Security Agreement are subject to the Intercreditor Agreement, and Amendment #1 to the Intercreditor Agreement, both executed by and between Assignor and STARTECH Seed Fund I L.P. and STARTECH Seed Fund II L.P. (predecessors in interest to Assignee) (collectively the "Intercreditor Agreement"), which are attached hereto as Exhibit "C" and incorporated herein; and

     WHEREAS, effective the 1st day of January, 2001, a Technology Servicing Agreement, (the "Servicing Agreement"), attached hereto as Exhibit "D", was entered into by and between Borrower and Assignor;

     WHEREAS, effective January 12, 2001, a Note Purchase
Agreement (the "Note Purchase Agreement"), attached hereto as
Exhibit "E", was entered into by Borrower and Assignor;

     WHEREAS, the Assignor desires to convey to Assignee all of its interest in the Notes, the Security Agreement, the Note Purchase Agreement, the Servicing Agreement and the Intercreditor Agreement effective August 5, 2002 and to release and relinquish unto Assignee any and all rights, claims, liens, equities, titles, liens, charges, claims, of every type whatsoever, whether legal or equitable, choate or inchoate, to Assignee, its successors and assigns;

     NOW, THEREFORE, for $200,000 U.S. in immediately available funds, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor does hereby sell, assign, transfer, convey, release, relinquish and deliver unto Assignee, its successors and assigns, all of its interest in and to the Notes, the Security Agreement, the Note Purchase Agreement, the Servicing Agreement and the Intercreditor Agreement hereby to convey all of Assignor's right, title and interest, legal or equitable, contingent, deferred or otherwise, in and to the Notes, the Security Agreement, the Note Purchase Agreement, the Servicing Agreement and the Intercreditor Agreement, WITHOUT ANY RECOURSE, WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER EXCEPT THAT ASSIGNOR REPRESENTS AND WARRANTS.

     1. THAT ASSIGNOR IS THE SOLE OWNER AND HOLDER OF THE NOTES, THE SECURITY AGREEMENT, THE NOTE PURCHASE AGREEMENT, THE SERVICING AGREEMENT AND THE INTERCREDITOR AGREEMENT AND HAS NOT HERETOFORE ASSIGNED, PLEDGED, HYPOTHETICATED, RELEASED, WAIVED OR DISCHARGED ANY INTEREST IN THE NOTES, THE SECURITY AGREEMENT, THE NOTE PURCHASE AGREEMENT, THE SERVICING AGREEMENT, OR THE INTERCREDITOR AGREEMENT; AND

     2.  THAT ASSIGNOR HAS NOT LICENSED OR OTHERWISE DISPOSED OF
OR DIMINISHED ANY OF THE COLLATERAL; AND

     3.  THAT ASSIGNOR HAS THE REQUISITE AUTHORITY TO MAKE THIS
ASSIGNMENT.

     4.  THE NOTES REPRESENT ALL DEBT OF ANY KIND WHATSOEVER OWED
OR OWING TO ASSIGNOR BY THE MAKER OF THE NOTES, ITS AFFILIATES,
OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS.

     OTHER THAN THE REPRESENTATIONS IN THE PRECEDING THREE (3) SUBPARAGRAPHS, ASSIGNOR HAS NOT MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE NOTES, SECURITY AGREEMENT, NOTE PURCHASE AGREEMENT, SERVICING AGREEMENT AND INTERCREDITOR AGREEMENT BEING SOLD AND ASSIGNED.

     NOTHING HEREIN IS INTENDED BY THE PARTIES TO RELEASE OR
DISCHARGE ANY OF THE LIENS OR SECURITY SECURING THE NOTES, NOR
ARE SAID NOTES PAID, SATISFIED, RELEASED OR DISCHARGED HEREBY.

     BY ACCEPTING THIS ASSIGNMENT: (A) ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS NOT MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE NOTES, SECURITY AGREEMENT, NOTE PURCHASE AGREEMENT, SERVICING AGREEMENT AND INTERCREDITOR AGREEMENT EXCEPT AS EXPRESSLY STATED HEREIN; (B) ASSIGNEE REPRESENTS THAT IT HAS MADE ITS OWN INSPECTION AND REVIEW OF THE NOTES, SECURITY AGREEMENT, NOTE PURCHASE AGREEMENT, SERVICING AGREEMENT, AND INTERCREDITOR AGREEMENT AND INQUIRIES INTO THE BORROWER, AND BASED SOLELY UPON ASSIGNEE'S OWN INSPECTION AND REVIEW OF THE NOTES, SECURITY AGREEMENT, NOTE PURCHASE AGREEMENT, SERVICING AGREEMENT AND INTERCREDITOR AGREEMENT AND INQUIRIES INTO THE BORROWER, ASSIGNEE HAS DETERMINED TO PURCHASE ALL OF ASSIGNOR'S INTEREST IN THE NOTES, SECURITY AGREEMENT, NOTE PURCHASE AGREEMENT, SERVICING AGREEMENT AND INTERCREDITOR AGREEMENT IN AN "AS IS" CONDITION, WITH ALL FAULTS; AND (C) ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS ADVISED ASSIGNEE THAT THE NOTES ARE IN DEFAULT.

     This instrument, and the rights and obligations of the parties hereto past due, shall be governed by and construed and enforced in accordance with the substantive laws of the state of Texas.

     IN WITNESS WHEREOF, Assignor, has caused this Assignment to be duly executed and delivered as of the date first above written.



                         COMPETITIVE TECHNOLOGIES, INC.

                         By:  S/  E. P. Keiffer
                         Printed Name:  E. P. Keiffer
                         Title:  Attorney in Fact


                         MRM ACQUISITONS, LLC

                         By:  S/  Larry L. Sears
                         Printed Name:  Larry L. Sears
                         Title:  Vice President